Supplement to the
Fidelity® Four-in-One Index Fund
April 29, 2011
Prospectus

The following replaces similar information found in the "Features and Policies" section on page 22.

You may be charged an annual index fund fee of $10.00 per fund position to offset shareholder service costs if your fund balance falls below $10,000 at the time of the December distribution. The fee, which is payable to Fidelity, is designed to offset in part the relatively higher costs of servicing smaller fund positions.

IDV-11-01  August 25, 2011
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